UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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News Release	July 9, 2021

Hyzon Motors signs Australian subsidiary of Korea Zinc, world’s largest zinc producer, as the second customer for its ultra-heavy-duty 154-ton class hydrogen truck

•	Following the first MoU for a 154-ton hydrogen truck signed with a European customer, Hyzon lands its second customer, Ark Energy, a subsidiary of Korea Zinc

•	Hyzon is the only supplier in the world for ultra-heavy-duty hydrogen trucks with in-house fuel cell technologies

•	Ark Energy lays the foundation to transition Korea Zinc, world’s largest zinc, lead, and silver producer, to zero-emissions

ROCHESTER, N.Y. July 9, 2021: Hyzon Motors Inc, announced today the signing of a Heads of Agreement with and targeting delivery of five hydrogen fuel cell-powered trucks to Ark Energy Corporation, the Australian subsidiary of the world’s largest zinc, lead, and silver producer, Korea Zinc Ltd.

Hyzon, a leading global supplier of zero-emission hydrogen fuel cell-powered commercial vehicles, expects, subject to execution of a definitive vehicle supply agreement, to deliver five 154-ton hydrogen truck, to be used in road train configurations to Ark Energy for use by sister company Townsville Logistics. By replacing their diesel equivalents, these trucks are expected to reduce C02 emissions by over 1,400 tons per year.

This is the second announced interest in Hyzon’s 154-ton class ultra-heavy-duty trucks, received within weeks of the first Memorandum of Understanding (MoU) with a European customer. As the world’s first and the only ultra-heavy-duty hydrogen truck, the Hyzon 154-ton class hydrogen truck is winning market momentum.

“When we scoured the world for fuel cell trucks, we found that Hyzon Motors was the only hydrogen mobility company that could manufacture fuel cells stacks with a sufficient power density to meet our requirements including the ultra-heavy payload and built to Australian Design Rules,” said Ark Energy CEO Daniel Kim. “In addition, Hyzon Motors was the only OEM that was interested in supplying the Australian market in the next 18 months.”

The trucks are expected to be fueled by Ark Energy’s own hydrogen refilling station, with hydrogen produced through a solar farm and electrolyzer. By generating hydrogen from a renewable energy source, Hyzon and Ark Energy aim to create a green solution for both supply and utilization, enabling the first refinery to produce green zinc.

As part of this commitment, Ark Energy has also joined the Hyzon Zero Carbon Alliance as a founding member. The alliance, a consortium of companies that operate along all points of the hydrogen value chain, aligns experience and expertise to accelerate the transition to a zero-emissions reality.

“Through Ark Energy, Korea Zinc leads this notoriously hard-to-abate sector – demonstrating that decarbonization can happen now,” said Craig Knight, CEO of Hyzon. “This initial order and Ark Energy’s hydrogen hub lays the foundation for an emissions-free future.”

About Hyzon Motors Inc.

Headquartered in Rochester, NY with US operations also in Chicago and Detroit, and international operations in the Netherlands, Singapore, Australia and China, Hyzon is a leader in hydrogen mobility. Hyzon is a pure-play hydrogen mobility company with an exclusive focus on hydrogen in the commercial vehicle market. Utilizing its proven and proprietary hydrogen fuel cell technology, Hyzon aims to supply zero-emission heavy duty trucks and buses to customers in North America, Europe, and around the world. The company is contributing to the escalating adoption of hydrogen vehicles through its demonstrated technology advantage, leading fuel cell performance and history of rapid innovation. Visit www.hyzonmotors.com.

About Ark Energy Corporation

Ark Energy Corporation Pty Ltd is an Australian subsidiary of Korea Zinc Company Ltd, which is the largest zinc, lead and silver producer in the world. Ark Energy’s mandate is to decarbonize the energy supply of the Korea Zinc group starting with the Sun Metals zinc refinery in Townsville as it aims to become the first refinery in the world to produce green zinc. Ark Energy will leverage and expand on the group’s existing investments across the hydrogen value chain to become the safest and most competitive producer of green hydrogen in the world as well as an extreme user and demand creator of hydrogen.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, including those regarding Hyzon’s agreement with Korea Zinc, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Decarbonization Plus Acquisition Corporation (“DCRB”) and Hyzon disclaim any duty to update any forward –looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon, including risks and uncertainties described in the “Risk Factors” section of Exhibit 99.3 of DCRB’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 9, 2021, the “Risk Factors” section of DCRB’s definitive proxy statement on Schedule 14A filed with the SEC on June 21, 2021, and other documents filed by DCRB from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements, such as risks related to the ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon’s non-binding memoranda of understanding and letters of intent), or the ability to identify additional potential customers and convert them to paying customers. Hyzon gives no assurance that Hyzon will achieve its expectations.

Important Information for Investors and Stockholders

In connection with the proposed business combination, DCRB filed a proxy statement and other relevant documents with the SEC. Stockholders and other interested persons are urged to read the proxy statement and any other relevant documents filed with the SEC because they contain important information about DCRB, Hyzon and the proposed business combination. Stockholders may obtain a free copy of the proxy statement, as well as other filings containing information about DCRB, Hyzon and the proposed business combination, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

DCRB, Hyzon and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from DCRB’s stockholders in respect of the proposed business combination and the other matters set forth in the proxy statement. Information regarding DCRB’s directors and executive officers is available in DCRB’s Annual Report on Form 10-K for the annual period ended December 31, 2020, and under the heading “Information About DCRB” in DCRB’s definitive proxy statement related to the proposed business combination filed with the SEC on June 21, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the proxy statement relating to the proposed business combination.

Media contacts

Hyzon Motors’ contacts

For U.S., Europe and Asia media:

Caroline Curran

Hill+Knowlton Strategies

+1 256-653-5811

caroline.curran@hkstrategies.com

For Australasian media:

Fraser Beattie

Cannings Purple

+61 421 505 557

fbeattie@canningspurple.com.au

For investors:

Caldwell Bailey

ICR, Inc.

HyzonMotorsIR@icrinc.com

***

Forward Looking Statements

The information in this filing includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this filing, regarding Decarbonization Plus Acquisition Corporation’s (“DCRB”) proposed acquisition of Hyzon Motors Inc. (“Hyzon”), DCRB’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this filing, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and Hyzon disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon. In addition, DCRB cautions you that the forward-looking statements are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the Business Combination Agreement and Plan of Organization, dated as of February 8, 2021, by and among DCRB, DCRB Merger Sub Inc., and Hyzon, any PIPE investor’s subscription agreement, and the other agreements related to the business combination (including catastrophic events, acts of terrorism, the outbreak of war, COVID-19 and other public health events), as well as management’s response to any of the foregoing; (ii) the outcome of any legal proceedings that may be instituted against DCRB, Hyzon, their affiliates or their respective directors and officers following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of DCRB, regulatory approvals, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts DCRB’s or Hyzon’s current plans and operations as a result of the announcement of the transactions; (v) Hyzon’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the pace and depth of hydrogen vehicle adoption generally, and the ability of Hyzon to accurately estimate supply and demand for its vehicles, and to grow and manage growth profitably following the business combination; (vi) risks relating to the uncertainty of the projected financial information with respect to Hyzon, including the conversion of pre-orders into binding orders; (vii) costs related to the business combination and the PIPE investment; (viii) changes in applicable laws or regulations, governmental incentives and fuel and energy prices; (ix) the possibility that Hyzon may be adversely affected by other economic, business, and/or competitive factors; (x) the amount of redemption requests by DCRB’s public stockholders; and (xi) such other factors affecting DCRB that are detailed from time to time in DCRB’s filings with the Securities and Exchange Commission (the “SEC”). Should one or more of the risks or uncertainties, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRB’s definitive proxy statement filed with the SEC on June 21, 2021, and its periodic filings with the SEC, including its Annual Report on Form 10-K for annual period ended December 31, 2020. DCRB’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information for Investors and Stockholders

In connection with the proposed business combination, DCRB filed a definitive proxy statement with the SEC on June 21, 2021. Additionally, DCRB will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of DCRB are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they contain or will contain important information about the business combination and the parties to the business combination.

Participants in the Solicitation

DCRB and its directors and officers may be deemed participants in the solicitation of proxies of DCRB’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRB’s executive officers and directors in the solicitation by reading DCRB’s Annual Report on Form 10-K for the annual period ended December 31, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination. Information concerning the interests of DCRB’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, is set forth in the proxy statement relating to the business combination.